UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02      Non-Reliance on Previously Issued Financial Statements.

On December 20, 2014, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet for the year ended September 30, 2013 (“2013 FYE Balance Sheet”) filed with the Company’s Form 10-K for the year ended September 30, 2014 should not be relied upon as the 2013 FYE Balance Sheet was mislabeled as of December 31, 2013 due to an error in preparation of the html document filed with the United States Securities and Exchange Commission ( “Edgarization”).

The Board of Directors and the management of the Company have not discussed with its current independent registered accounting firm the matter referenced above as the Company considers it an Edgarization error and not an accounting error. An amendment to the Company’s Form 10-K for the year ended September 30, 2014 is being filed with the United States Securities and Exchange Commission concurrently with this current report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regen Biopharma, Inc.

Dated: December 22, 2014	By: /s/ David Koos
David Koos
Chief Executive Officer